                                                                    EXHIBIT 10.2


                      SECOND AMENDMENT TO LEASE AGREEMENT

         THIS SECOND AMENDMENT TO LEASE AGREEMENT (hereinafter referred to as the "Second Amendment") is made as of the 19 day of June 1997, by and between WEEKS REALTY, L.P. (hereinafter referred to as "Landlord") and QUADRAM CORPORATION (hereinafter referred to as "Tenant").

                                  WITNESSETH:

         WHEREAS, A.R. Weeks & Associates, Inc. and Tenant entered into that certain Lease Agreement dated March 11, 1985, as amended by that certain First Amendment to Lease Agreement dated November 16, 1990, (hereinafter collectively referred to as the "Agreement") for the lease of 137,100 square feet of office/warehouse space at 4355 Shackleford Road, Norcross, Georgia, Building 2 in Gwinnett Park which is more particularly described in Exhibit "A" to the Agreement and certain easements, rights and privileges appurtenant thereto (hereinafter referred to as the "Leased Premises"); and

         WHEREAS, Weeks Realty, L.P. succeeded to the interest of the landlord under the Agreement and is the Landlord with respect to the Leased Premises; and

         WHEREAS, the Agreement will expire by its terms on November 30, 1997 and Tenant desires to enter into this Second Amendment in order to extend the term of the Agreement;

         NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) paid by Landlord and Tenant to one another, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Landlord and Tenant, Landlord and Tenant amend the Agreement as follows:

         1. The Agreement is hereby extended for an additional five (5) year term effective December 1, 1997 and continuing until midnight on November 30, 2002 on all of the same terms, covenants and conditions as the original Agreement with the same base year except that the base rental for the new term shall be as set forth below:

         December 1, 1997 - November 30, 2000  $59,981.25/month  $719,775.00/year
         December 1, 2000 - November 30, 2002  $62,837.50/month  $754,050.00/year

         The base rental shall be due on or before the first day of each calendar month during the term together with any other additional rent as set forth in the Agreement. The landscaping service fee shall continue at its current rate.

         2. As consideration for Tenant's performance of all obligations to be performed by Tenant under this Lease, Landlord shall contribute the sum of One Hundred Twelve Thousand One Hundred and 00/100 Dollars ($112,100.00) (the "Allowance") towards the cost of tenant improvements to the Leased Premises. The Allowance shall be used for alterations, improvements, fixtures and equipment which become part of or are attached or affixed to the Leased Premises, including walls, wall coverings and floor coverings, but excluding trade fixtures, furniture and furnishings or other personal property. In the event the cost of tenant improvements exceeds the cost of tenant improvement Allowance the excess shall be paid by Tenant within thirty (30) days of Tenant's receipt of Landlord's notice.
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         3. Tenant shall have the option to renew the Agreement for one (1) five
(5) year term provided that Tenant gives written notice to Landlord of its intention to renew at least one hundred eighty (180) days prior to the end of the then current term of the Lease. The Extended Term shall be on the same terms and conditions as the initial term of the Agreement, except as expressly provided herein to the contrary with respect to Base Rent and except for such as are, by their terms, inapplicable to an Extended Term.

         The Base Rental for the Extended Term shall increase at a rate of seven percent (7%) above the ending rate for the preceding term, payable in monthly installments on or before the first day of each calendar month in the Extended Term.

         It is expressly understood that Tenant shall have no option to extend the term of the Agreement for the Extended Term if at the time of such attempted exercise of the Extended Term the Agreement is not then in full force and effect and if Tenant is then in default of any terms and conditions of the Agreement beyond any applicable notice and cure period provided for herein.

         4. Landlord and Tenant hereby agree to cooperate with each other in the construction of 10 to 12 parking spaces ("Additional Parking") to be added to the existing parking area per the attached plan marked Exhibit "A". The cost of constructing the Additional Parking shall be paid by Landlord.

         5. Landlord has agreed to renovate the landscaping and sprinkler system, at Landlord's sole cost and expense per the attached plan marked Exhibit "B" and to construct a new storefront entrance to the Premises on the Meca Way side of the Building, per the attached plan marked Exhibit "C".

         6. Landlord agrees to provide preventive maintenance on the HVAC system for the Leased Premises, at its sole cost, provided that Landlord shall not have any obligation to make any corrections, repairs or replacements to the systems.

         7. Except as expressly modified by this Second Amendment, all provisions, terms and conditions of the Agreement shall remain in full force and effect.

         8. In the event a provision of this Second Amendment conflicts with a provision of the Agreement, the Second Amendment shall supersede and control.

         9. All terms and phrases used herein shall have the same meaning as assigned to them in the Agreement.

         10. This Second Amendment shall not be of any legal effect or consequence unless signed by Landlord and Tenant, and once signed by Landlord and Tenant it shall be binding upon and inure to the benefit of Landlord, Tenant, and their respective legal representatives, successors and assigns.

         11. This Second Amendment has been executed and shall be construed under the laws of the State of Georgia.
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         IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to be executed under seal and delivered as of the day and year first above written.

                                             LANDLORD:


Signed, sealed and delivered
in the presence of:                          WEEKS REALTY, L.P.,
                                             a Georgia limited partnership
/s/ Kelly A. Kinnery
----------------------------------
Witness                                      By: Weeks GP Holdings, Inc.,
                                                 a Georgia corporation,
/s/ Stephanie Pongetti                           its sole general partner
----------------------------------
Notary Public


                                             By: /s/ Forrest Robinson
                                                 -------------------------------
                                             Name: Forrest Robinson
                                                   -----------------------------
                                             Its: President/C.O.O.
                                                  ------------------------------


[SEAL]

                                             TENANT:

Signed, sealed and delivered                 QUADRAM CORPORATION
in the presence of:


/s/ Sonja Lee                                By: /s/ J. L. Strange
----------------------------------               -------------------------------
Witness                                      Name: J. L. Strange
                                                   -----------------------------
                                             Its: President
/s/ Sherry L. Wilhelm                             ------------------------------
----------------------------------
Notary Public


                                             ATTEST:

                                             By: /s/ Bonnie Herron
                                                 -------------------------------
                                             Name: Bonnie Herron
                                                   -----------------------------
                                             Its: Secretary
                                                  ------------------------------


                                                      [Corporate Seal]